UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number                 811-22517
GAI Corbin Multi-Strategy Fund, LLC
 (Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
 401 South Tryon Street
                                                        Charlotte, NC  28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
 J9201-210
200 Berkeley Street
                                                    Boston, MA  02116
 (Name and address of agent for service)
Registrant's telephone number, including area code:     (866) 440-7460
Date of fiscal year end:  March 31
Date of reporting period:  March 31, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Corbin Multi-Strategy Fund, LLC
Consolidated Financial Statements as of and for the
Year Ended March 31, 2016
(With Report of Independent Registered Public Accounting Firm herein)

GAI Corbin Multi-Strategy Fund, LLC
Table of Contents
Page
Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets, Liabilities and Net Assets	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	16
Supplemental Information	36

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers of
GAI Corbin Multi-Strategy Fund, LLC:
We have audited the accompanying consolidated statement of assets, liabilities and net assets of GAI Corbin Multi-Strategy Fund, LLC (the “Fund”), and its wholly owned subsidiary, including the consolidated schedule of investments, as of March 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2016, by correspondence with the underlying managers and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of GAI Corbin Multi-Strategy Fund, LLC and subsidiary as of March 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 27, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments
As of March 31, 2016

Strategy	Investments	Cost	Fair Value
Investment Funds – 88.14% Asset-Backed Securities – 13.32%
	East Lodge Capital Credit Opportunities Fund Ltd.	$6,000,000	$5,568,733
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	1,944,695	2,237,373
	Seer Capital Partners Offshore Fund Ltd.	6,350,000	6,674,670
	Serengeti Lycaon Overseas Ltd.	4,599,402	6,308,462
	Serengeti Segregated Portfolio Company, Ltd.	196,068	319,536
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP	3,407,522	3,608,017
			24,716,791
Equity Special Situations – 9.99%
	Ironsides Partners Special Situations Offshore Fund Ltd.	684,741	722,925
	Jet Capital Concentrated Offshore Fund, Ltd.	6,509,036	6,909,627
	Jet Capital Select Opportunities Offshore Fund, Ltd.	3,100,000	2,979,659
	Senator Global Opportunity Offshore Fund II Ltd.	5,000,000	4,872,299
	Senator Global Opportunity Offshore Fund Ltd.	3,000,000	3,050,941
			18,535,451
Event Driven/Distressed – 15.67%
	Anchorage Capital Partners Offshore, Ltd.	10,118,631	12,103,373
	Archer Capital Fund LP*	13,608	8,362
	Drawbridge Special Opportunities Fund, L.P.*	560,624	1,040,746
	Garrison Special Opportunities Fund LP*	390,784	296,898
	New Point V Ltd.	70,064	69,596
	New Point VII Ltd.	111,309	85,369
	Redwood Argentina Offshore Fund, Ltd.	2,000,000	2,266,327
	Redwood Offshore Fund, Ltd.	7,900,000	9,594,312
	Venor Capital Offshore Ltd.	3,706,183	3,605,839
			29,070,822
Global Macro – 14.82%
	Autonomy Global Macro Fund Ltd.	6,104,749	7,129,176
	D.E. Shaw Oculus International Fund	5,326,248	5,764,221
	Discovery Global Macro Fund Ltd.	5,219,035	4,621,269
	Dymon Asia Macro Fund	3,150,000	3,055,900
	Tyticus Partners II Ltd.	83,103	44,416
	WCG Offshore Fund, Ltd.	6,625,312	6,873,056
			27,488,038

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2016

Strategy	Investments	Cost	Fair Value
Investment Funds – 88.14% (continued) Long/Short Equity – 21.89%
	Cadian Offshore Fund Ltd.	$7,190,417	$7,132,107
	Marble Arch Offshore Partners Ltd.	8,115,426	9,153,664
	Pelham Long/Short Fund Ltd.	5,900,000	8,663,734
	Squadra Equity Fund Ltd.	2,566,380	1,775,279
	SRS Partners, Ltd.	6,941,216	8,608,074
	SRS Special Opportunities III, L.P.	13,588	6,028
	SRS Special Opportunities Master II L.P.	926,721	261,090
	Tekne Offshore Fund, Ltd.	5,200,000	4,980,499
	TPG-Axon Partners, LP*	41,136	23,652
			40,604,127
Relative Value – 12.45%
	D.E. Shaw Composite International Fund	7,000,000	9,943,125
	Kildonan Castle Global Credit Opportunity Fund Ltd.	3,178,412	3,019,659
	Myriad Opportunities Offshore Fund Ltd.	5,000,000	5,422,780
	Whitebox Asymmetric Opportunities Fund, Ltd.	5,000,000	4,719,572
			23,105,136
Investments in Securities – 6.76%
Collateralized Loan Obligation – 1.90%
	Anchorage Capital CLO 4 Ltd.
	(Interest Rate: 0.00%; Maturity Date: 7/28/2026;
	Par Value: $1,315,789)	771,163	741,973
	CIFC Funding 2015-II Ltd.
	(Interest Rate: 6.13%; Maturity Date: 4/15/2027; Par Value: $1,500,000)	1,132,500	1,223,513
	Marathon CLO IV Ltd.
	(Interest Rate: 6.37%; Maturity Date: 5/20/2023; Par Value: $2,500,000)	1,456,250	1,557,705
			3,523,191
Equity – 4.86%
	BH Macro Ltd.	2,367,110	2,305,056
	Garrison Capital, Inc.	1,274,585	984,917
	Pershing Square Holdings, Ltd.	7,552,093	5,004,888
	Third Point Offshore Investors Ltd.	655,960	735,489
			9,030,350

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2016

		Strike	Expiration
Strategy	Investments	Price	Date	Cost	Fair Value
Purchased Options - 0.05%
Index Options - 0.05%
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,030	05/20/2016	$46,929	$48,560
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,930	04/15/2016	76,849	1,920
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,030	04/29/2016	64,114	39,165
					89,165
Total Investments (Cost $164,641,963**) - 94.95%					176,163,551
Other Assets and Liabilities, net - 5.05%					9,365,621
Net Assets - 100.00%					$185,529,172

Percentages shown are stated as a percentage of net assets as of March 31, 2016. All investments in Investment Funds are non-income producing.

*	Investment Fund held in GAI Special Asset Holdings, Inc.

**	The cost and unrealized appreciation/(depreciation) of investments as of March 31, 2016, as computed for federal tax purposes, were as follows:

	Aggregate cost	$191,911,793

	Gross unrealized appreciation	$18,384,097
	Gross unrealized depreciation	(34,132,339)
	Net unrealized depreciation	$(15,748,242)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2016

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	23.05%
Event Driven/Distressed	16.50
Global Macro	15.60
Asset-Backed Securities	14.03
Relative Value	13.12
Equity Special Situations	10.52
Total Investment Funds	92.82
Purchased Options	0.05
Investments in Securities
Equity	5.13
Collateralized Loan Obligation	2.00
Total Investments in Securities	7.13
100.00%

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2016

Credit Default Swaps Outstanding as of March 31, 2016:
Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$391,680	$(17,298)	$(11,532)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.22	Buy	(5.00)	6/20/2019	$739,200	(44,844)	(62,396)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(12,693)	10,538
						$(74,835)	$(63,390)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	$(588)	$3,845
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(201)	(1,465)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(599)	3,845
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(744)	(972)
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	(139)	4,324
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	26	3,611
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(299)	1,923
Morgan Stanley Capital Services Inc.	People's Republic of China	Buy	(1.00)	6/20/2016	$100,000	(143)	(1,057)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	53	1,988
						$(2,634)	$16,042

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2016

Written Options Open as of March 31, 2016

Description	Strike Price	Expiration Date	Premium Received/(Paid)	Fair Value
Index Options
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,020	04/15/2016	$23,631	$(73,440)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,090	04/29/2016	29,756	(24,570)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,110	05/20/2016	20,751	(19,120)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,880	04/15/2016	51,152	(1,280)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,980	04/29/2016	36,686	(18,900)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,970	05/20/2016	25,552	(27,040)
			$187,528	$(164,350)

Futures Contracts Open as of March 31, 2016
	Description	Number of Contracts	Expiration Date	Premium Received/(Paid)	Unrealized Gain/(Loss)
Index Futures	S&P 500 EMINI	(16)	06/30/2016	$72	$(46,940)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2016

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2016 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Credit Contracts	Credit default swaps, at fair value	$79
Equity Contracts	Futures margin receivable	2,960
Equity Contracts	Purchased index option contracts, at fair value	89,645
Total asset derivative instruments		$92,684

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(77,548)
Equity Contracts	Written index option contracts, at fair value	(164,350)
Total liability derivative instruments		$(241,898)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the year ended March 31, 2016 were as follows:
Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Futures/ Forwards	Total
Equity Contracts	$355,343	$–	$98,316	$453,659
Foreign Exchange Contracts	–	–	12,153	12,153
Credit Contracts	–	12,178	–	12,178
Total	$355,343	$12,178	$110,469	$477,990

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the
 Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Futures	Total
Equity Contracts	$(100,499)	$–	$(46,940)	$(147,439)
Credit Contracts	–	48,927	–	48,927
Total	$(100,499)	$48,927	$(46,940)	$(98,512)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Assets, Liabilities and Net Assets
As of March 31, 2016

Assets

Investments in Investment Funds, at fair value (cost - $149,244,410)	$163,520,365
Investments in securities, at fair value (cost - $15,209,661)	12,553,541
Purchased index option contracts, at fair value (cost - $187,892)	89,645
Total investments	176,163,551
Cash and cash equivalents	10,896,340
Receivable for investments in Investment Funds sold	7,693,971
Investments in Investment Funds paid in advance	1,500,000
Due from broker	335,571
Interest receivable	36,889
Futures margin receivable	2,960
Prepaid expenses and other assets	34,644
Total assets	196,663,926

Liabilities

Tenders payable	8,063,475
Subscriptions received in advance	1,701,000
Management fee payable	558,750
Written index option contracts, at fair value (proceeds received - $187,528)	164,350
Credit default swaps, at fair value (upfront premiums received - $47,348)	77,469
Investor Distribution and Servicing Fees payable	29,029
Deferred tax liability	20,149
Fund Board fees and expenses payable	3,734
Interest payable on credit default swaps	2,374
Accrued expenses and other liabilities	514,424
Total liabilities	11,134,754

Net Assets

Total net assets	$185,529,172

Net Assets consist of:

Paid-in capital	$203,926,958
Undistributed net investment loss	(17,056,124)
Accumulated net realized gain/(loss) on investments	(12,211,223)
Net unrealized appreciation/(depreciation) on investments	10,869,561
Retained deficit	(18,397,786)
Total net assets	$185,529,172

Net Assets per Share

GAI Corbin Multi-Strategy Fund, LLC Class I (1,749,957.353 Shares outstanding)	$97.28
GAI Corbin Multi-Strategy Fund, LLC Class A (164,629.516 Shares outstanding)	$92.87

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2016

Investment Income

Interest	$37,752

Fund Expenses

Management fee	2,032,193
Administrative and custodian fees	349,433
Professional fees	327,472
Investor Distribution and Servicing fee	103,063
Commitment fees	93,513
Fund Board fees and expenses	58,082
Income tax benefit	(8,882)
Other operating expenses	164,117
Total operating expenses	3,118,991
Interest expense	187,728
Total expenses	3,306,719
Net investment loss	(3,268,967)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from sales of Investment Funds	3,080,069
Net realized gain/(loss) on distributions from investments in Investments Funds	125,858
Net realized gain/(loss) on investments in securities	153,896
Net realized gain/(loss) on index options	355,343
Net realized gain/(loss) on credit default swaps	12,178
Net realized gain/(loss) on futures	98,316
Net realized gain/(loss) on forward foreign currency exchange contracts	12,153
Net realized gain/(loss) on foreign currency transactions	(423)
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(11,344,673)
Net change in unrealized appreciation/(depreciation) from investments in securities	(4,113,254)
Net change in unrealized appreciation/(depreciation) on index options	(100,499)
Net change in unrealized appreciation/(depreciation) on credit default swaps	48,927
Net change in unrealized appreciation/(depreciation) on futures	(46,940)
Total net realized and unrealized gain/(loss) from investments	(11,719,049)

Net decrease in net assets resulting from operations	$(14,988,016)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
Net increase/(decrease) in net assets	March 31, 2016	March 31, 2015

Operations

Net investment loss	$(3,268,967)	$(3,814,075)
Net realized gain/(loss) on investments	3,837,390	1,635,410
Net change in unrealized appreciation/(depreciation) from investments	(15,556,439)	5,915,742
Net increase/(decrease) in net assets resulting from operations	(14,988,016)	3,737,077

Distributions to Shareholders

Distribution of net investment income	(789,122)	(8,303,893)

Capital Transactions

Issuance of shares	14,574,000	44,041,385
Reinvestment of distributions	246,795	2,501,605
Issuance of shares from reorganization (Note 9)	55,148,230	–
Reinvestment of distributions from reorganization (Note 9)	1,751,105	–
Shares tendered	(40,534,762)	(17,825,762)
Early withdrawal fees	–	2,000
Increase in net assets derived from capital transactions	31,185,368	28,719,228

Net Assets

Total increase in net assets	15,408,230	24,152,412
Beginning of year	170,120,942	145,968,530
End of year	$185,529,172	$170,120,942

Undistributed net investment loss	$(17,056,124)	$(17,653,213)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2016

Cash Used in Operating Activities

Net decrease in net assets resulting from operations	$(14,988,016)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(26,057,100)
Purchases of investments in securities	(3,209,717)
Purchases of derivative instruments	(3,025,768)
Proceeds from sales of investments in Investment Funds	32,923,983
Proceeds from sales of investments in securities	1,476,480
Proceeds from sales of derivative instruments	3,478,444
Net realized (gain)/loss from sales of Investment Funds	(3,080,069)
Net realized (gain)/loss on investments in securities	(153,896)
Net realized (gain)/loss on index options	(355,343)
Net realized (gain)/loss on credit default swaps	(12,178)
Net realized (gain)/loss on futures	(98,316)
Net realized (gain)/loss on forward foreign currency exchange contracts	(12,153)
Net change in unrealized (appreciation)/depreciation from investments in Investment Funds	11,344,673
Net change in unrealized (appreciation)/depreciation from investments in securities	4,113,254
Net change in unrealized (appreciation)/depreciation on index options	100,499
Net change in unrealized (appreciation)/depreciation on credit default swaps	(48,927)
Net change in unrealized (appreciation)/depreciation on futures	46,940
Increase in receivable for investments in Investment Funds sold	(6,179,187)
Decrease in investments in Investment Funds paid in advance	800,000
Increase in interest receivable	(36,889)
Increase in due from broker	(335,571)
Increase in futures margin receivable	(2,960)
Increase in prepaid expenses and other assets	(9,554)
Increase in management fee payable	23,262
Decrease in deferred tax liability	(40,615)
Decrease in Fund Board fees and expenses payable	(5,743)
Decrease in interest payable on credit default swaps	(271)
Increase in Investor Distribution and Servicing Fees payable	5,663
Decrease in due to Adviser	(2,506)
Increase in accrued expenses and other liabilities	155,102

Net cash used in operating activities	(3,186,479)

Cash Provided by Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $767,000)	53,747,900
Distributions paid	(542,327)
Payments for shares tendered (net of change in payable for tenders of $4,107,187)	(36,427,575)
Proceeds from line of credit	31,000,000
Principal payments on line of credit	(35,500,000)

Net cash provided by financing activities	12,277,998

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Cash Flows (continued)
For the Year Ended March 31, 2016

Cash and Cash Equivalents

Net increase in cash and cash equivalents	$9,091,519
Cash and cash equivalents at beginning of year	1,804,821
Cash and cash equivalents at end of year	$10,896,340

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$187,999
Reinvestment of distributions	$246,795
Reinvestment of distributions from reorganization	$1,751,105
Non-cash transfers from reorganization (Note 9)	$18,444,161

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Highlights

	Class I
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013		For the Year Ended March 31, 2012(a)
Per Share operating performance:
(For Shares outstanding throughout the year)
Net asset value per Share, beginning of year	$106.30	$108.89	$108.60	$102.67		$101.17

Income/(loss) from investment operations: (b)
Net investment income/(loss)	(1.94)	(2.42)	(2.64)	(2.56)		(2.40)
Net realized and unrealized gain/(loss) from investments	(6.54)	4.92	10.38	10.85		3.90
Total income/(loss) from investment operations	(8.48)	2.50	7.74	8.29		1.50
Less: Distribution of net investment income to Members	(0.54)	(5.09)	(7.45)	(2.36)		-

Net asset value per Share, end of year	$97.28	$106.30	$108.89	$108.60		$102.67

Total return(e)	(8.00% )	2.37%	7.26%	8.16%		1.48%

Ratios to average net assets:(c)

Gross expenses	1.90%	1.86%	2.02%	2.91%		4.15%
Expenses recouped/(reimbursed)	-	0.35%	0.37%	(0.41%	)	(1.79%	)
Net expenses, including non-reimbursable expenses(d)	1.90%	2.21%	2.39%	2.50%		2.36%
Net investment income/(loss)	(1.88% )	(2.21% )	(2.39% )	(2.49%	)	(2.37%	)

Net Assets, end of year (in thousands)	$170,240	$155,360	$132,174	$92,578		$32,894

Portfolio turnover rate	20.58%	11.13%	9.06%	20.99%		33.34%

(a)	Not consolidated numbers as GAI Special Asset Holdings, Inc. commenced operation on April 1, 2012.
(b)	Based on average Shares outstanding.
(c)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 2.25% for Class I. Effective January 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.10% for Class I.
(e)	The total return calculation assumes reinvestment of all distributions.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Highlights (continued)

	Class A
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013(a)
Per Share operating performance:
(For Shares outstanding throughout the year)
Net asset value per Share, beginning of year	$102.21	$105.51	$105.69	$100.00

Income/(loss) from investment operations: (b)
Net investment income/(loss)	(2.54)	(2.97)	(2.81)	(2.52)
Net realized and unrealized gain/(loss) from investments	(6.26)	4.76	10.08	10.57
Total income/(loss) from investment operations	(8.80)	1.79	7.27	8.05
Less: Distribution of net investment income to Members	(0.54)	(5.09)	(7.45)	(2.36)

Net asset value per Share, end of year	$92.87	$102.21	$105.51	$105.69

Total return(e)	(8.63% )	1.76%	7.02%	8.14%

Ratios to average net assets:(c)

Gross expenses	2.59%	2.47%	2.26%	2.74%
Expenses recouped/(reimbursed)	-	0.35%	0.37%	(0.17%	)
Net expenses, including non-reimbursable expenses(d)	2.59%	2.82%	2.63%	2.57%
Net investment income/(loss)	(2.57% )	(2.82% )	(2.63% )	(2.56%	)

Net Assets, end of year (in thousands)	$15,289	$14,761	$13,794	$8,194

Portfolio turnover rate	20.58%	11.13%	9.06%	20.99%

(a)	Date of first Member subscription into Class A Shares of the Fund following inception was April 1, 2012.
(b)	Based on average Shares outstanding.
(c)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 3.00% for Class A. Effective January 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.85% for Class A.
(e)	The total return calculation assumes reinvestment of all distributions.

 The accompanying notes are an integral part of these consolidated financial statements.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2016

1.     Organization

GAI Corbin Multi-Strategy Fund, LLC (the "Corbin Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since January 4, 2011. The Corbin Fund is a closed-end management investment company and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.
GAI Special Asset Holdings, Inc. (the "Domestic Blocker") has been registered as a corporation in the state of Delaware since March 23, 2012. The Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund and commenced operations on April 1, 2012. These financial statements are the consolidated financial statements of the Corbin Fund and the Domestic Blocker (collectively, the "Fund").
Wells Fargo Investment Institute, Inc. ("WFII") (the "Adviser"), a North Carolina corporation, serves as the investment adviser to the Fund. The Adviser's Global Alternative Investments ("GAI") division is responsible for continuing to manage the Fund under the advisory agreement. The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser"). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.
The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States ("U.S.") and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.
Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles ("Investment Funds"). The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.
The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
2.     Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP"). The accompanying consolidated financial statements of the Fund are stated in U.S. dollars.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies ("FASB ASC 946"), and is following the accounting and reporting guidance found within FASB ASC 946.
(a)  Valuation of investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2016, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.
Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Consolidated Schedule of Investments.
ASU 2015-07 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the Consolidated Statement of Assets, Liabilities, and Net Assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied. Reporting entities are required to adopt the ASU retrospectively. The standard is effective for interim and annual reporting periods for public entities beginning after December 15, 2015, and for all other entities for interim and annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Fund elected to early adopt ASU 2015-07, retrospectively, as of April 1, 2015.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

(b)  Consolidation – The Corbin Fund consolidates its investment in the Domestic Blocker because the Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund. Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for the Domestic Blocker. Any material intercompany accounts and transactions have been eliminated in consolidation.

(c)  Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Corbin Fund. However, for the Domestic Blocker, an income tax provision was calculated and recorded, see Note 14.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2016.

The Fund utilizes a tax-year end of October 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2013, 2014 and 2015 returns are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2015 (the Fund’s last tax-year end), the Fund had a capital loss carryforward of $1,308,577. In addition to this, the Fund acquired a capital loss carry forward of $1,906,597 as a result of the December 31, 2015 reorganization (see Note 9). Both of these capital loss carryforwards are available to offset future realized capital gains, although the utilization of the capital loss carryforward acquired in the reorganization may be limited under the tax regulations. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

(d)  Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's consolidated financial statements as unrealized appreciation/(depreciation) in its investments in Investment Funds, not as income or expense on the Consolidated Statement of Operations.

(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

(f)  Foreign currency translation – The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized appreciation/(depreciation) on foreign currency translations on the Consolidated Statement of Operations. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(g)  Options purchased – When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter ("OTC") have counterparty risk associated with them.

(h)  Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(i)  Futures contracts – The Fund purchases or sells futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(j)  Forward foreign currency exchange contracts – The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

(k)  Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indices. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indices are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(l)  Valuation of derivatives – The Fund has futures contracts and credit default swaps outstanding as of March 31, 2016. The fair value of purchased and written index options and futures contracts can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund's fair value hierarchy. The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(m)  Collateralized loan obligation – The Fund invests in collateralized loan obligations ("CLOs"), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called "tranches", which will vary in risk profile and yield. The Fund values CLOs at the "bid" quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

(n)  Distributions – Distributions will be paid at least annually in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(o)  Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

(p)  Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(q)  Expense limitation agreement – Through December 31, 2015, the Adviser has contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.25%. Effective January 1, 2016 and through December 31, 2016, the Adviser has contractually agreed to limit the Fund’s total annualized ordinary fund-wide operating expenses to 2.10%. Members holding Shares designated as Class I ("Class I Shares") have no class-specific expenses. Members holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.10% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 2.85%. Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.

Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.10% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. No expenses were reimbursed to the Fund by the Adviser during the year ended March 31, 2016. As of March 31, 2016, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

(r)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated based upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.
The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross assets at the end of each month.
The Fund also pays the Custodian certain fixed fees for transactions and other services.
(s)  Due from broker – Due from broker includes cash balances held with the broker and receivables from initial margin related to the Fund’s derivatives trades. Interest may be earned on balances held by the brokers and interest may be charged on debit balances. At March 31, 2016, amounts due from the broker totaled $335,571.
3.     Related Party Transactions
Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Consolidated Statement of Operations unless otherwise stated and include the following:
(a)  Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.
The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

For the year ended March 31, 2016, the Fund expensed Investor Distribution and Servicing Fees of $103,063. As of March 31, 2016, there were $29,029 of Investor Distribution and Servicing Fees payable to the Placement Agent.
(b)  Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.
The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:
Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2016, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $12,560.
(c)  Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended March 31, 2016 are disclosed in Note 4.
(d)  Fund Board fees and expenses – For the year ended March 31, 2016, the Fund incurred Fund Board fees, including out of pocket expenses, of $58,082. As of March 31, 2016, amounts payable to the Fund Board were $3,734.
4.     Investment Advisory Agreement
The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") and a commodity trading advisor ("CTA"). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of March 31, 2016, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of March 31, 2016, the actual margin requirements and ultimate impact of the rule proposals on the Fund are uncertain.
Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.
Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.
Through December, 31, 2015, the Fund accrued monthly and paid the Adviser a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). Effective January 1, 2016, the Adviser reduced the annual Management Fee to 1.10%. The Management Fee incurred by the Fund for the year ended March 31, 2016 was $2,032,193. As of March 31, 2016, the Management Fee payable to the Adviser was $558,750. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.
5.     Investment Transactions
Purchases of investments in Investment Funds for the year ended March 31, 2016 were $41,051,260. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2016 were $32,923,983. Purchases of investments in securities for the year ended March 31, 2016 were $6,659,717. Proceeds from sales of investments in securities for the year ended March 31, 2016 were $1,476,480.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

6.     Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund's currency exchange risk, interest rate risk, credit risk and other risks. During the year ended March 31, 2016, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio. The Fund's hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on the Subadviser's understanding of the underlying exposures of the applicable Investment Funds. The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, but bring the portfolio in line with the desired posture given the portfolio objectives. All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded. Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.
Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC. Swaps are agreements to exchange cash flows on or before a specified future date on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. As of March 31, 2016, the Fund has futures contracts, options and has entered into credit default swaps. The counterparty for derivative transactions entered into by the Fund is Morgan Stanley Capital Services, Inc.
The monthly average number of open contracts of index options was 25 for the year ended March 31, 2016. The monthly average notional of credit default swaps was USD 3,411,675 and EUR 65,769 for the year ended March 31, 2016. The average number of forward foreign currency exchange contracts was 1 for the year ended March 31, 2016. The monthly average number of futures contracts was 6 for the year ended March 31, 2016.
The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Consolidated Statement of Assets, Liabilities and Net Assets.
Transactions in options contracts for the year ended March 31, 2016 were as follows:
Index options purchased	Number of Contracts	Cost
Balance at April 1, 2015	41	$171,565

Options purchased	413	1,249,497
Options terminated in closing buy transactions	(172)	(477,619)
Options expired	(229)	(755,551)
Balance at March 31, 2016	53	$187,892

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

Index options written	Number of Contracts	Premiums Received
Balance at April 1, 2015	69	$147,350
Options written	823	1,315,298
Options terminated in closing sell transactions	(437)	(595,722)
Options expired	(349)	(679,398)
Balance at March 31, 2016	106	$187,528

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of March 31, 2016.

Gross Amounts Presented on Consolidated Statement of Assets Liabilities and Net Assets
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Morgan Stanley Capital Services Inc.	ISDA	$79	$(77,548)	$(77,469)	$110,000	$32,531
Morgan Stanley Capital Services Inc.	OTC	89,645	(164,350)	(74,705)	—	—
Exchange Traded		2,960	—	2,960	277,900	280,860
Total		$92,684	$(241,898)	$(149,214)	$387,900	$313,391

7.     Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of March 31, 2016.

The following table summarizes the Fund's investments in the Investment Funds during the year ended March 31, 2016, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 0% to 2.5% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Anchorage Capital Partners Offshore, Ltd.	7.3%	$12,103,373	$(388,180)	$—	Annually	Cayman Islands
D.E. Shaw Composite International Fund	6.1	9,943,125	869,698	—	Quarterly	Cayman Islands
Redwood Offshore Fund, Ltd.	5.9	9,594,312	(525,347)	—	Biennial	Cayman Islands
Marble Arch Offshore Partners Ltd.	5.6	9,153,664	(938,426)	370,585	Quarterly	Cayman Islands
Pelham Long/Short Fund Ltd.	5.3	8,663,734	231,401	—	Monthly	Bermuda
SRS Partners, Ltd.	5.3	8,608,074	(694,874)	691,216	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	4.4	7,132,107	(1,993,702)	481,983	Quarterly	Cayman Islands
Autonomy Global Macro Fund Ltd.	4.4	7,129,176	460,576	238,688	Monthly	Cayman Islands
Jet Capital Concentrated Offshore Fund, Ltd.	4.2	6,909,627	(809,722)	511,653	Monthly	Cayman Islands
WCG Offshore Fund, Ltd.	4.2	6,873,056	(109,496)	—	Quarterly	Cayman Islands
Seer Capital Partners Offshore Fund Ltd.	4.1	6,674,670	(851,804)	—	Quarterly	Cayman Islands
Serengeti Lycaon Overseas Ltd.	3.9	6,308,462	(140,246)	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	3.5	5,764,221	(490,687)	—	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund	3.4	5,568,733	(594,946)	—	Quarterly	Cayman Islands
Ltd.
Myriad Opportunities Offshore Fund Ltd.	3.3	5,422,780	(111,597)	—	Quarterly	Cayman Islands
Tekne Offshore Fund, Ltd.	3.0	4,980,499	(428,210)	—	Quarterly	Cayman Islands
Senator Global Opportunity Offshore Fund II	3.0	4,872,299	(127,701)	—	Quarterly	Cayman Islands
Ltd.
Whitebox Asymmetric Opportunities Fund, Ltd.	2.9	4,719,572	(422,088)	—	Quarterly	Cayman Islands
Discovery Global Macro Fund Ltd.	2.8	4,621,269	(203,225)	(272,399)	Quarterly	Cayman Islands
VPC Offshore Unleveraged Private Debt Fund	2.2	3,608,017	200,495	3,163	Not Permitted	Cayman Islands
Feeder, LP
Venor Capital Offshore Ltd.	2.2	3,605,839	(832,022)	(218,131)	Quarterly	Cayman Islands
Dymon Asia Macro Fund	1.9	3,055,900	(3,036)	—	Monthly	Cayman Islands
Senator Global Opportunity Offshore Fund Ltd.	1.9	3,050,941	(83,975)	—	Quarterly	Cayman Islands
Kildonan Castle Global Credit Opportunity Fund	1.8	3,019,659	(210,018)	178,412	Quarterly	Cayman Islands
Ltd.
Jet Capital Select Opportunities Offshore Fund,	1.8	2,979,659	(343,375)	—	Monthly	Cayman Islands
Ltd.
Redwood Argentina Offshore Fund, Ltd.	1.4	2,266,327	186,806	—	Not Permitted	Cayman Islands
Perella Weinberg Partners Asset Based Value	1.4	2,237,373	(235,674)	67,545	Quarterly	Cayman Islands
Offshore Fund LP
Squadra Equity Fund Ltd.	1.1	1,775,279	96,822	(183,620)	Monthly	Cayman Islands
Drawbridge Special Opportunities Fund, L.P.**	0.6	1,040,746	(120,452)	189,505	Annually	United States
Ironsides Partners Special Situations Offshore	0.4	722,925	(150,366)	70,862	Not Permitted	Cayman Islands
Fund Ltd.
Serengeti Segregated Portfolio Company, Ltd.	0.2	319,536	(30,557)	75,642	Not Permitted	Cayman Islands
Garrison Special Opportunities Fund LP**	0.2	296,898	(32,792)	(22,770)	Annually	United States
SRS Special Opportunities Master II L.P.	0.2	261,090	(746,093)	8,476	Quarterly	Cayman Islands
New Point VII Ltd.	0.1	85,369	(37,414)	(86,766)	Not Permitted	Bermuda
New Point V Ltd.	0.0	69,596	(9,898)	9,430	Not Permitted	Bermuda
Tyticus Partners II Ltd.	0.0	44,416	(10,379)	—	In Liquidation	Cayman Islands
TPG-Axon Partners, LP**	0.0	23,652	(1,810)	(845)	In Liquidation	United States
Archer Capital Fund LP**	0.0	8,362	(1,330)	(1,724)	In Liquidation	United States

GAI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2016

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
SRS Special Opportunities III, L.P.	0.0%	$6,028	$41,264	$(455,541)	Quarterly	Cayman Islands
Anchorage Capital Partners, LP	—	—	11,264	(11,288)	Annually	United States
Archer SPE I, L.L.C.**	—	—	3,462	915	In Liquidation	United States
Brevan Howard Fund Limited	—	—	(91,605)	79,031	Monthly	Cayman Islands
King Street Europe Ltd	—	—	(142,814)	133,358	Quarterly	British Virgin Islands
New Point VI Ltd	—	—	—	1,943	Not Permitted	Bermuda
Pine River Fixed Income Fund Ltd.	—	—	(1,494,521)	1,202,369	Quarterly	Cayman Islands
QVT SLV Onshore Ltd**	—	—	(20,310)	7,643	In Liquidation	United States
QVT Special Investment Onshore Fund Ltd**	—	—	(6,444)	(215)	In Liquidation	United States
Silver Lake Credit Fund (Offshore), Ltd	—	—	(11,325)	10,949	In Liquidation	Cayman Islands
Total Investments in Investment Funds	100.0%	$163,520,365	$(11,344,673)	$3,080,069

*	Subject to the terms of the offering memorandums of the Investment Funds.
**	Investment held in GAI Special Asset Holdings, Inc.
While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the year ended March 31, 2016. As of March 31, 2016, the Fund had unfunded capital commitments of $4,249,250.
The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2016:
Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.
Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.
Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.
Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.
Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.
8.     Fair Value Measurements
The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:
•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

Investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments and other financial instruments as of March 31, 2016 is as follows:
Description	Total Fair Value at March 31, 2016	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$89,645	$89,645	$–	$–
Credit Default Swaps	79	–	79	–
Liabilities
Written Options	(164,350)	(164,350)	–	–
Credit Default Swaps	(77,548)	–	(77,548)	–
Futures	(46,940)	(46,940)	–	–
Investment Funds(1)	163,520,365	–	–	–
Investments in Securities
Collateralized Loan Obligation	3,523,191	–	3,523,191	–
Equity	9,030,350	9,030,350	–	–
Total Investments	$175,874,792	$8,908,705	$3,445,722	$–

(1)
Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets, Liabilities and Net Assets.

The Fund recognizes transfers into and out of levels indicated above at the beginning of the reporting period. There were no transfers between any levels for the year ended March 31, 2016.
9.     Reorganization
At a meeting held on September 10, 2015, the Boards of Managers of GAI Mesirow Insight Fund, LLC (the "Mesirow Fund") and the Corbin Fund (together the "Funds") approved a Plan of Reorganization (the "Plan") under which shareholders of the Mesirow Fund would receive shares of the Corbin Fund, and the Corbin Fund would acquire substantially all of the assets and liabilities of the Mesirow Fund. The purpose of the reorganization was to combine two funds with similar risks, investment strategies, and objectives. In addition, the larger pool of assets in the combined Fund could result in potential economies of scale and additional decreases in expenses for Members, including a lower Management Fee. The reorganization was approved by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) of the Mesirow Fund at a Member meeting held on October 27, 2015.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

The Plan was executed effective as of the close of business on December 31, 2015 (the "Reorganization Date") by a tax-free exchange of the following shares:

Reorganized Fund	Class	Shares	Exchange Ratio	Acquiring Fund	Shares	Value
Mesirow Fund	A	4,312.278	8.96326	Corbin Fund	38,652.059	$3,762,933
Mesirow Fund	I	56,839.815	8.88078	Corbin Fund	504,782.043	$51,385,298

The net assets of each Fund and unrealized appreciation with respect to the Mesirow Fund immediately before the reorganization were as follows:

Reorganized Fund	Net Assets	Unrealized Appreciation / (Depreciation)	Acquiring Fund	Net Assets
Mesirow Fund	$55,148,230	$48,275	Corbin Fund	$140,166,653

For preparation of the consolidated financial statements, assets received and shares issued by the Corbin Fund were recorded at fair value; however, the cost basis of the investments acquired from the Mesirow Fund was carried forward to align ongoing reporting of the Corbin Fund’s realized and unrealized gains and losses with amounts distributable to Members for tax purposes.
Assuming the Plan had been executed on April 1, 2015, the beginning of the Corbin Fund’s annual reporting period, the Corbin Fund’s results of operations for the fiscal year ended March 31, 2016, would have been as follows:
Net investment income (loss)	$(4,881,309)(a)
Net realized and unrealized gain (loss) on investments	$(16,123,797)(b)
Net increase (decrease) in net assets resulting from operations	$(21,005,106)

(a) $(3,268,967) as reported, plus $(1,612,342) from pre-reorganization Mesirow Fund
(b) $(11,719,049) as reported, plus $(4,404,748) from pre-reorganization Mesirow Fund

As part of the reorganization, the Corbin Fund acquired a capital loss carryforward of $1,906,597 from the Mesirow Fund. The capital loss carryforward acquired is available to offset future realized capital gains, although its utilization may be limited under certain tax provisions. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.
As the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization Date, it is not practical to separate the amounts of revenue and earnings of the Mesirow Fund that have been included in the Fund’s Consolidated Statement of Operations since January 1, 2016. In addition, because the Mesirow Fund and the Corbin Fund issued and redeemed shares throughout the period from April 1, 2015 through the Reorganization Date, it is not practical to provide pro forma information on a per share basis.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

10.     Capital Share Transactions
The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.
The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.
To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.
For the year ended March 31, 2016, transactions in the Fund's Shares were as follows:
	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	639,846.689	$65,331,297	17,487.612	$1,780,187	(368,871.964)	$(37,938,188)
Class A	44,993.810	4,390,933	2,236.309	217,713	(27,022.853)	(2,596,574)
	684,840.499	$69,722,230	19,723.921	$1,997,900	(395,894.817)	$(40,534,762)

Included in the subscription amounts in the table above are 504,782.043 Class I Shares totaling $51,385,298 and 38,652.059 Class A Shares totaling $3,762,932 relating to the Plan. Included in the reinvestment of distributions amounts in the table above are 15,557.674 Class I Shares totaling $1,583,725 and 1,719.298 Class A Shares totaling $167,380 relating to the Plan. The Plan is described in further detail in Note 9.
11.     Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

12.     Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

The Fund invests in CLOs, that directly or indirectly represent a participation in, or are secured by and payable from asset pools. The collateralized loan obligation held by the Fund is an interest in pools of corporate loans. This security provides a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. Credit risk on the CLOs reflects the risk that the borrowers on the underlying loans may not be able to make timely payments on the loans or may even default on the loans. The Fund is also exposed to the risk that the debt issuers may fail to fulfill their obligations to the Fund with respect to the CLOs. No such losses have been incurred.

No guarantee or representation is made that the investment program will be successful.

13.     Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the "Facility") with Royal Bank of Canada ("RBC"). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum and (b) a commitment fee of 0.80% per annum. Through May 7, 2015, the Facility had a committed amount of $6,000,000. On May 8, 2015 and through December 16, 2015, the committed amount increased to $10,000,000. Effective December 17, 2015, the committed amount increased to $20,000,000. For the year ended March 31, 2016, the Fund had weighted average borrowings of $4,778,082. The weighted average interest rate on borrowings for the year ended March 31, 2016 was 0.00383%. As of March 31, 2016, there was no outstanding balance under the line of credit.

For the year ended March 31, 2016, commitment fees of $93,513 were expensed and are included in the accompanying Consolidated Statement of Operations. There were no commitment fees payable to RBC as of March 31, 2016.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement. The Fund met all financial covenants as of and during the year ended March 31, 2016.

14.     Federal Income Tax Information

The tax year end of the Fund is October 31. Accordingly, the amounts reported below reflect tax adjustments calculated at October 31, 2015.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

(a)   Fund Income Tax
Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature. The following reclassifications, which were a result of tax differences relating to passive foreign investment companies, capitalized expenses and foreign currency transactions, have no effect on net assets:
For the year ended March 31, 2016, the Fund decreased accumulated undistributed net investment loss by $4,655,178, decreased accumulated realized gain/(loss) by $4,653,006 and decreased paid-in-capital by $2,172.
Distributions on the Fund's Shares are generally subject to federal income tax to the extent they do not exceed the Fund's earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. The tax basis components of distributable earnings as of the close of October 31, 2015 (the Fund's last tax-year end) were as follows:
Ordinary Income	$789,122
Long Term Capital Gain/(Loss) Carryover	$(1,308,577)
Unrealized Appreciation/(Depreciation)	$(8,255,319)
For the year ended March 31, 2016, the tax character of distributions paid by the Fund was all ordinary income. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

(b)   Domestic Blocker Income Tax
The Domestic Blocker recorded a provision for income tax expense (benefit) for the year ended March 31, 2016, in the amount of $(8,882). This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):
Current	$2,165
Deferred	$(11,047)
As of March 31, 2016, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $241,077, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blocker has a net deferred tax liability recorded as of March 31, 2016. Should a net deferred tax asset exist in the future, the Domestic Blocker will assess whether a valuation allowance should be booked to reserve against that asset.
As with the Fund, the Domestic Blocker has a tax year end of October 31. The provision for income taxes is booked based on information available through March 31, 2016. The effect of the different book and tax year ends results in an additional timing difference that affects current taxes payable.

GAI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (continued)
March 31, 2016

The statutory rate and effective rate is 35%.
The Domestic Blocker made several distributions to the Corbin Fund. These distributions were recorded as dividend income by the Corbin Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital. For the tax year ended October 31, 2015, the Domestic Blocker had $72,851 of earnings and profits.
15.     Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.
Subsequent to year end, the Fund received additional subscriptions of $1,783,000.
At a meeting held on May 5, 2016, the Boards of Managers (the "Board") of the GAI Aurora Opportunities Fund, LLC (the "Aurora Fund") and the GAI Corbin Multi-Strategy Fund, LLC (the "Corbin Fund" and together the "Funds") approved a reorganization under which shareholders of the Aurora Fund will receive common shares of the Corbin Fund, and the Corbin Fund will acquire substantially all of the assets and liabilities of the Aurora Fund. Such transaction would occur on the basis of relative net asset value of the Funds. The Board of each Fund determined that the reorganization would be in the best interests of such Fund and that the Members would not be diluted as a result of the reorganization. The Board also took into account that: (i) the Funds expose their Members to similar types of risk and implement substantially similar investment strategies and objectives; (ii) the Corbin Fund’s shorter notice period for access to liquidity; and (iii) the Corbin Fund has outperformed the Aurora Fund. The transaction is currently expected to close at the end of September 2016, pending approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) of the Aurora Fund.
Effective October 1, 2016, the Fund’s Management Fee will be reduced to 1.00% per annum.

GAI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited)

The Board of Managers of the Fund
The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
The Members of the Fund’s Board of Managers (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.
The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.
Managers
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years

Adam Taback* Age: 45	Manager, President	Since 2010	Head of Global Alternative Investments and Senior Vice President, Wells Fargo Investment Institute, Inc., since 2014; President, Wells Fargo Investment Institute, Inc. (formerly known as Alternative Strategies Group, Inc.), 2003-2014; Deputy Chief Investment Officer, Wells Fargo Private Bank, since 2014; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Global Alternative Investment Services, Inc., since 2010; President, A.G. Edwards Capital, Inc., since 2008.	3
Chairman of the Board of Trustees, GAI Agility Income Fund, since 2010: Chairman of the Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Director of Global Alternative Services, Inc., since 2010; Director, A.G. Edwards Capital, Inc., since 2008; Director, Wells Fargo Investment Institute, Inc., 2005-2014.

James Dean Age: 60	Manager	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC Chapel Hill, 1998-2013.	3	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015.
James Dunn Age: 43	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	3	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015.

GAI Corbin Multi-Strategy Fund, LLC
Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years

Stephen Golding Age: 67	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	3
Trustee, Washington College, since 2003; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Trustee, Wells College Board Member, 2012-2015.

James Hille Age: 53	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	3
Trustee, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Trustee, Trinity Valley School, since 2009; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust Fund and the Employee Retirement System of Texas, since 2011; Trustee, Silver Ventures, Inc., since 2012.

Jonathan Hook Age: 57	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	3
Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 68	Manager	Since 2011	Self-employed; Board Director and Consultant.	3
Trustee, GAI Agility Income Fund, since 2011; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2008-2015; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Director, AssetMark/ GuideMark/Guide Path Mutual Funds, since 2006; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, Blue Calypso Inc., since 2015; Director, North Bay Bancorp, 2006-2007.

*	Indicates an Interested Manager.
(1)	As of March 31, 2016.
(2)
Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed with or without cause, at any meeting of the Shareholders by vote of Shareholders owning at least two-thirds of the total outstanding Shares.

(3)	The “Fund Complex” is currently comprised of three closed-end registered investment companies.

GAI Corbin Multi-Strategy Fund, LLC
Supplemental Information (unaudited) (continued)

Principal Officers who are not Managers:
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years

Michael Roman Age: 35	Treasurer	Since 2010
Manager of Global Alternative Investments Finance and Accounting, Wells Fargo Investment Institute, Inc., since 2007; Senior Analyst, Wells Fargo Investment Institute, Inc., 2006; Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Senior Financial Analyst, Turbine, Inc.; 2003-2006.

Britta Patterson Age: 41	Secretary	Since 2010
Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., since 2008; Director (2009-2014), Chief Administrative Officer, Wells Fargo Investment Institute, Inc., 2005-2014; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

Jeffrey Minerva Age: 34	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Wells Fargo Investment Institute, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005- 2006.

James Angelos Age: 68	Chief Compliance Officer	Since 2014
Chief Compliance Officer, Wells Fargo Investment Institute, Inc., since 2014; Chief Compliance Officer, A.G. Edwards Capital, Inc., since 2014; Senior Industry Consultant, Mainstay Capital Markets Consultants, Inc., 2013-2014; Surveillance Director, Financial Industry Regulatory Authority, 2011-2013; Vice President- Asset Management Compliance, Ameriprise Financial Services, 2007-2010.

Sean M. Nicolosi Age: 42	Chief Operating Officer	Since 2014
Director of Alternative Investment Operations, Wells Fargo Investment Institute, Inc., since 2014; Chief Operating Officer and Director, Global Alternative Investment Services, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Chief Operating Officer and Director, Wells Fargo Investment Institute, Inc., 2014; Vice President and Operations Manager, Wells Fargo Investment Institute, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Wells Fargo Investment Institute, Inc., 2005-2011.

(1)	As of March 31, 2016.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

GAI Corbin Multi-Strategy Fund, LLC
Supplemental Information (unaudited) (continued)

Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $112,563 for 2015 and $111,000 for 2016.

Audit-Related Fees
(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees
(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $38,000 for 2015 and $39,000 for 2016. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.

All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $50,000 for 2016.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of May 5, 2016

Audit Committee of
GAI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)
Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)
I.             Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.
3

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.
This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.
Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.
II.            Audit Services
The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.
III.           Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.
The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.
IV.          Tax Services
The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.
The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.
V.            All Other Services
The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.
4

VI.           Prohibited Services
The Auditor is prohibited from providing the following non-audit services to the Funds at any time:
(1)  Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)  Financial information systems design and implementation;
(3)  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)  Actuarial services;
(5)  Internal audit outsourcing services;
(6)  Management functions or human resources;
(7)  Broker or dealer, investment adviser, or investment banking services;
(8)  Legal services and expert services unrelated to the audit; and
(9)  Any other service that the PCAOB determines, by regulation, is impermissible.
VII.          Procedures
At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.
5

EXHIBIT A

GAI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of May 5, 2016

Service	Summary of Services
Audit Services Audit

Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:

	▪	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR

	▪	Review of any post-effective amendment to the Funds’ registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	▪	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company

	▪	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

6

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for

	▪	Separate audit reports in connection with Rule 17f-2 security counts

	▪	Various governmental agencies tax authorities and Fund mergers

Tax Services Tax services	Recurring tax services including, but not limited to:
	▪	Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

	▪	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 0%
(c) 100%
(d) 100%
(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,000 for 2015 and $39,000 for 2016.
(h)	Not applicable.
7

Item 5. Audit Committee of Listed registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  (the “Subadviser” or, for purposes of this Item 7, the “Adviser” or “Corbin”). The Proxy Voting Policies are set forth below.

CORBIN CAPITAL PARTNERS, L.P.
PROXY VOTING POLICY AND PROCEDURES
I. Statement of Policy
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
II. Proxy Voting Procedures
All proxies received by the Adviser will be sent to the Compliance Officer’s designee.  The Compliance Officer’s designee will:
●	Keep a record of each proxy received;

●	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;

●	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;

8

●
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

●	Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser if necessary, determine how the Adviser should vote the proxy following the procedures outlined below. The Portfolio Manager or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy. The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian/prime broker to the private investment fund how to vote the proxy and/or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner. Proxies relating to private investment funds are generally completed by the custodian/prime broker of the private fund to which the proxy relates.

III. Voting Guidelines
In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients.  The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Portfolio Funds
1.	Corbin generally votes in favor of routine corporate housekeeping proposals.

2.
For all other proposals, Corbin will vote in accordance with the recommendation of the board of directors, sponsor or investment manager of the Portfolio Fund unless such vote would serve to increase fees or decrease liquidity to the Corbin Fund or otherwise have an adverse effect on the Corbin Fund, and, in such event, Corbin would oppose such recommendation only if it were in the best interests of the Corbin Fund.

Direct Equities Voted By Corbin

1.	Corbin generally votes in favor of routine corporate housekeeping proposals.

2.
For all other proposals, Corbin will generally vote in accordance with the recommendation of management unless such vote would have an adverse effect on a Corbin Fund, taking into account the following factors and any others deemed relevant by Corbin:

●	Whether the proposal was recommended by management and Corbin's opinion of management;
●	Whether the proposal acts to entrench existing management; and
●	Whether the proposal acts to entrench existing management; and

Managed Accounts
Managed accounts established by Corbin Funds may engage in direct trading in equities. In these situations, Corbin may delegate to the Portfolio Manager of such managed account the authority and responsibility to exercise proxy voting rights related to such account in accordance with such Portfolio Manager’s proxy voting policies. It is possible that more than one Portfolio Manager managing managed accounts for the same Corbin Fund may have positions in the same security that is subject to a proxy solicitation. In such circumstances, the Portfolio Managers may vote such proxy in a conflicting manner; provided that each Portfolio Manager has determined that its particular vote is consistent with its proxy voting policies.
9

IV. Conflicts of Interest
The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.
If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.
V. Disclosure
1.	The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.
2.	A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary. The Compliance Officer or his designee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.
VI. Recordkeeping
The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:
•	Copies of this proxy voting policy and procedures, and any amendments thereto.
•	A copy of each proxy statement or similar solicitation that the Adviser receives.
•	A record of each vote that the Adviser casts.
•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.
•
A copy of each written client request for information on how the Adviser voted, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

10

VII. Additional Procedures
The Compliance Officer or his designee shall review, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
Wells Fargo Investment Institute, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom.  Mr. Bergstrom is the Chief Investment Officer of the Subadviser and is responsible for investment research and portfolio management at the firm.  He also has direct investment research responsibilities for the Subadviser's investments in credit and relative value strategies.  Prior to joining the Subadviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy.  Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley.  Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

Robert Zellner.  Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies.  Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products.  Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships.  Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.
11

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member
(As of March 31, 2016)
Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	5	$4,082,862,705	5	$4,082,862,705
	Other Accounts:	4	$863,410,360	3	$570,139,118

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Robert Zellner	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles **:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
* Not including the Fund
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund.  The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts.  These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. To the extent the Subadviser purchases interests in the same Investment Fund for the Fund and other accounts, the Fund, subject to applicable law, may be restricted from purchasing additional interests in such Investment Fund. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers, where possible and appropriate, are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities in a fair and equitable basis over time, consistent with the Subadviser’s allocation policy in effect from time to time.

12

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time, consistent with the Subadviser’s allocation policy in effect from time to time. The Subaviser manages certain pooled investment vehicles that have a specific investment focus or criteria (the “Specialty Funds”). A Specialty Fund will be allocated its desired portion of investment opportunities that fall within its mandate before other accounts or the Fund receive allocations of such investment opportunities. Capacity not utilized by such Specialty Fund will be available for the Fund and other accounts (including accounts that held investments in such Specialty Fund), pro rata on the basis of desired participation.

Subadviser's hedging and allocation committee (the “HAC”) which includes Subadviser's chief investment officer, deputy chief investment officer and director of portfolio solutions and risk management, in consultation with the investment committee, is responsible for determining the allocation of investment opportunities in accordance with the allocation policy. Subadviser’s compliance and risk assessment committee (the “CRAC”), which consists of Corbin's chief operating officer, chief financial officer, general counsel, compliance officer and director of operational due diligence, conducts a monthly review of all transactions executed by subadviser across all accounts, including the Fund. The CRAC reviews all allocation decisions monthly (or more frequently, as necessary) to ensure that such allocations are fair and equitable over time, consistent with the allocation policy, in effect from time to time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members
As of March 31, 2016
All professionals of the Subadviser are compensated with a base salary and annual bonus, based on individual performance and overall profitability of the Subadviser, aligning compensation with performance.  The Subadviser Portfolio Managers are partners of the Subadviser and as such participate in the profitability of the business based on their ownership percentage.  The Subadviser also offers select non-partners a deferred compensation program pursuant to which deferred amounts are pegged to the performance of selected funds managed by the Subadviser and vest over pre-determined time periods.  Compensation is generally determined by senior management of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)	Disclosure of Securities Ownership
As of March 31, 2016
None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.
 (b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

13

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)       Not applicable.
14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/3/16

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	6/3/16

* Print the name and title of each signing officer under his or her signature.

15